Penn Virginia GP Holdings, L.P.

Three Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, PA 19087

FOR IMMEDIATE RELEASE

Contact:	James W. Dean
Vice President, Investor Relations
Ph: (610) 687-8900 Fax: (610) 687-3688
E-Mail: invest@pennvirginia.com

PENN VIRGINIA GP HOLDINGS, L.P.
ANNOUNCES SECOND QUARTER 2009 RESULTS

RADNOR, PA (BusinessWire) August 5, 2009 – Penn Virginia GP Holdings, L.P. (NYSE: PVG) today reported financial results for the three months ended June 30, 2009.

Distributable cash, a non-GAAP (generally accepted accounting principles) measure, was $14.8 million for the three months ended June 30, 2009, as compared to $14.1 million in the prior year quarter.  Adjusted net income, a non-GAAP measure that excludes the effects of the non-cash change in derivatives fair value, was $10.7 million, or $0.27 per limited partner unit, as compared to $17.0 million, or $0.44 per limited partner unit, in the prior year quarter.  Net income was $8.3 million, or $0.21 per limited partner unit, as compared to $6.1 million, or $0.16 per limited partner unit, in the prior year quarter.

Reconciliations of distributable cash and adjusted net income to GAAP-based measures appear in the financial tables later in this release.

As previously announced, on August 20, 2009, we will pay to unitholders of record as of August 3, 2009 a quarterly cash distribution of $0.38 per unit, or an annualized rate of $1.52 per unit, covering the period of April 1 through June 30, 2009.  On an annualized basis, this represents an approximate six percent increase over the annualized distribution of $1.44 per unit with respect to the same quarter of 2008 and is unchanged from the distribution paid with respect to each of the previous three quarters.

We own the general partner, including the incentive distribution rights, and are the largest limited partner unitholder of Penn Virginia Resource Partners, L.P. (NYSE: PVR), and we report our financial results on a consolidated basis with the financial results of PVR.  We currently have no separate operating activities other than those conducted by PVR and derive our cash flow solely from cash distributions received from PVR.

Financial and operational updates, as well as full-year 2009 guidance for PVR and its coal and natural resource management and natural gas midstream segments, are discussed in more detail in PVR’s news release dated August 5, 2009 (please visit PVR’s website, www.pvresource.com, under “For Investors” for a copy of the release).

Guidance for 2009
See the Guidance Table included in PVR’s August 5, 2009 release for guidance estimates for full-year 2009.

Conference Call
A joint conference call and webcast, during which management will discuss second quarter 2009 financial and operational results for PVG and PVR, is scheduled for Thursday, August 6, 2009 at 1:00 p.m. ET.  Prepared remarks by A. James Dearlove, Chief Executive Officer, will be followed by a question and answer period.  Investors and analysts may participate via phone by dialing 1-877-407-9205 five to ten minutes before the scheduled start of the conference call, or via webcast by logging on to our website at www.pvgpholdings.com at least 20 minutes prior to the scheduled start of the call to download and install any necessary audio software.  A telephonic replay of the call will be available until August 20, 2009 at 11:59 p.m. ET by dialing 1-877-660-6853 and using the following replay pass codes: account #286, conference ID #327734.  An on-demand replay of the conference call will be available at our website beginning shortly after the call.

******

Headquartered in Radnor, PA, Penn Virginia GP Holdings, L.P. (NYSE: PVG) is a publicly traded limited partnership which owns the general partner interest, all of the incentive distribution rights and approximately 37 percent of the limited partner interests in PVR, a manager of coal and natural resource properties and related assets and the operator of a midstream natural gas gathering and processing business.

For more information about us, please visit our website at www.pvgpholdings.com.  For more information about PVR, please visit its website at www.pvresource.com.

Certain statements contained herein and incorporated herein by reference to the PVR news release dated August 5, 2009 that are not descriptions of historical facts are “forward-looking” statements by PVR within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements.  These risks, uncertainties and contingencies are discussed in more detail in PVR’s news release dated August 5, 2009 and in our press releases and public periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2008.  Many of the factors that will determine PVR’s and, therefore, our future results are beyond the ability of management to control or predict.  Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as the result of new information, future events or otherwise.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - unaudited
(dollars in thousands, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenues
Natural gas midstream	$113,060	$234,797	$230,439	$359,845
Coal royalties	29,997	31,641	60,627	55,603
Coal services	1,745	1,841	3,633	3,703
Other	4,617	8,226	11,479	14,168
Total revenues	149,419	276,505	306,178	433,319

Expenses
Cost of midstream gas purchased	92,154	202,819	192,774	302,516
Coal royalties expense	1,569	3,397	2,793	5,909
Operating	7,449	5,322	15,115	9,603
Taxes other than income	980	976	2,203	2,048
General and administrative	8,819	7,305	16,952	14,439
Depreciation, depletion and amortization	17,617	12,919	34,120	24,419
Total expenses	128,588	232,738	263,957	358,934

Operating income	20,831	43,767	42,221	74,385

Other income (expense)
Interest expense	(6,365)	(5,374)	(11,981)	(10,306)
Interest income and other	347	501	676	1,046
Derivatives	(2,034)	(29,942)	(9,195)	(22,166)

Net income	12,779	8,952	21,721	42,959

Net income attributable to noncontrolling interests	(4,440)	(2,890)	(6,533)	(20,095)

Net income attributable to Penn Virginia GP Holdings, L.P. (PVG)	$8,339	$6,062	$15,188	$22,864

Net income per limited partner unit, basic and diluted	$0.21	$0.16	$0.39	$0.59

Weighted average units outstanding, basic and diluted (in thousands)	39,075	39,075	39,075	39,075

Other data:
Coal and natural resource management segment:
Coal royalty tons (in thousands)	8,739	8,839	17,487	16,479
Average coal royalties ($ per ton)	$3.43	$3.58	$3.47	$3.37
Average net coal royalties ($ per ton) (a)	$3.25	$3.20	$3.31	$3.01

Natural gas midstream segment:
System throughput volumes (MMcf)	31,347	23,884	63,622	41,171
Gross margin (in thousands)	$20,906	$31,978	$37,665	$57,329

(a)	The average net coal royalties per ton deducts coal royalties expense, which is incurred primarily in Central Appalachia.

PENN VIRGINIA GP HOLDINGS, L.P.
CONDENSED CONSOLIDATED BALANCE SHEETS - unaudited
(in thousands)

	June 30,	December 31,
	2009	2008

Assets
Cash and cash equivalents	$17,093	$18,338
Accounts receivable	62,449	73,267
Derivative assets	11,478	30,431
Other current assets	4,797	4,263
Total current assets	95,817	126,299
Property, plant and equipment, net	892,944	895,119
Other long-term assets	211,126	206,256
Total assets	$1,199,887	$1,227,674

Liabilities and partners' capital
Accounts payable and accrued liabilities	$58,922	$71,481
Deferred income	2,987	4,842
Derivative liabilities	12,278	13,585
Total current liabilities	74,187	89,908
Derivative liabilities	3,949	6,915
Other long-term liabilities	23,146	24,228
Long-term debt of PVR	597,100	568,100
PVG partners' capital	256,071	269,542
Noncontrolling interests in PVR	245,434	268,981
Total liabilities and partners' capital	$1,199,887	$1,227,674

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS  - unaudited
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Cash flows from operating activities
Net income	$12,779	$8,952	$21,721	$42,959
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation, depletion and amortization	17,617	12,919	34,120	24,419
Commodity derivative contracts:
Total derivative losses	2,951	31,459	10,566	24,791
Cash receipts (payments) to settle derivatives	1,613	(9,703)	4,449	(19,225)
Non-cash interest expense	1,242	204	1,733	368
Equity earnings, net of distributions	489	354	(1,070)	(6)
Other	(425)	(223)	(632)	(441)
Changes in operating assets and liabilities	2,610	500	1,648	(424)
Net cash provided by operating activities	38,876	44,462	72,535	72,441

Cash flows from investing activities
Acquisitions, net of cash acquired	(606)	(96,220)	(1,862)	(96,240)
Additions to property, plant and equipment	(15,208)	(21,190)	(32,258)	(38,840)
Other	307	334	572	675
Net cash used in investing activities	(15,507)	(117,076)	(33,548)	(134,405)

Cash flows from financing activities
Distributions to partners	(29,986)	(25,220)	(59,974)	(49,392)
Proceeds from (repayments of) borrowings, net	2,000	(32,600)	29,000	(30,600)
Proceeds from PVR equity issuance	-	138,015	-	138,015
Other	-	(620)	(9,258)	(620)
Net cash provided by (used in) financing activities	(27,986)	79,575	(40,232)	57,403

Net increase (decrease) in cash and cash equivalents	(4,617)	6,961	(1,245)	(4,561)
Cash and cash equivalents - beginning of period	21,710	18,981	18,338	30,503
Cash and cash equivalents - end of period	$17,093	$25,942	$17,093	$25,942

PENN VIRGINIA GP HOLDINGS, L.P.
DISTRIBUTABLE CASH - unaudited
(in thousands, except per unit data)

The following table presents the calculation and reconciliation of distributable cash of PVG with respect to the three and six months ended June 30, 2009 and 2008:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
Distributable cash:	2009 (a)	2008	2009 (a)	2008
Cash distributions received from PVR associated with:
2% general partner interest	$497	$486	$994	$909
General partner incentive distribution rights	6,035	5,527	12,070	9,996
PVR common units	9,206	9,011	18,412	17,825
Total cash received from PVR	15,738	15,024	31,476	28,730

Deduct: Net expenses of PVG on a stand-alone basis (b)	(543)	(500)	(1,069)	(1,100)
Cash reserve for working capital	(347)	(457)	(711)	(278)

Distributable cash (c)	$14,848	$14,067	$29,696	$27,352

Distributions paid:
Cash distributions paid to partners of PVG
To Penn Virginia Corporation	$11,429	$10,828	$22,858	$21,737
To public unitholders	3,419	3,239	6,838	5,615

Total cash distributions paid	$14,848	$14,067	$29,696	$27,352

Distribution per limited partner unit (paid in subsequent period)	$0.38	$0.36	$0.76	$0.70

Weighted-average units outstanding, basic and diluted	39,075	39,075	39,075	39,075

(a)	The three and six months ended June 30, 2009 columns represent cash distributions expected to be received from PVR and cash distributions expected to be paid to unitholders of PVG in August 2009.

(b)	Estimated net expenses of PVG, which represent general and administrative expenses, partially offset by interest income.

(c)
Distributable cash represents cash distributions received from PVR, minus PVG's net expenses, minus cash reserve for working capital.  Distributable cash is presented because PVG believes it is a useful adjunct to net income under GAAP.  Distributable cash is a significant liquidity metric which is an indicator of PVG's ability to pay quarterly cash distributions to its limited partners.  Distributable cash is also the quantitative standard used throughout the investment community with respect to publicly traded partnerships.  Distributable cash is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing or financing activities, as an indicator of cash flows, as a measure of liquidity or as an alternative to net income.

CERTAIN NON-GAAP FINANCIAL MEASURES - unaudited
(in thousands, except per unit data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Reconciliation of GAAP "Net income" to Non-GAAP "Net income as adjusted"
Net income attributable to PVG	$8,339	$6,062	$15,188	$22,864
Adjustments for derivatives:
Derivative losses included in operating income	-	1,517	-	2,625
Derivative losses included in other income	2,951	29,942	10,566	22,166
Cash receipts (payments) to settle derivatives	1,613	(9,703)	4,449	(19,225)
Impact of adjustments on noncontrolling interests (d)	(2,206)	(10,795)	(4,516)	(2,604)
Net income attributable to PVG as adjusted (e)	$10,697	$17,023	$25,687	$25,826

Net income attributable to PVG as adjusted, per limited partner unit, basic and diluted	$0.27	$0.44	$0.66	$0.66

(d)
Noncontrolling interests for the quarters ended June 30, 2009 and 2008 has been adjusted for the effect of incentive distribution rights and reflects the noncontrollinginterest percentage of net income recognized for the three and six months ended June 30, 2009 and 2008.

(e)
Net income as adjusted represents net income adjusted to exclude the effects of non-cash changes in the fair value of derivatives and adjusted for relatednoncontrolling interests.  We believe this presentation is widely used by investors and professional research analysts in the valuation, comparison, rating and investment recommendations of companies in the natural gas midstream industry.  We use this information for comparative purposes within the industry.  Net income as adjusted is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.

PENN VIRGINIA GP HOLDINGS, L.P.
QUARTERLY SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three months ended June 30, 2009

Revenues
Natural gas midstream	$-	$113,060	$-	$113,060
Coal royalties	29,997	-	-	29,997
Coal services	1,745	-	-	1,745
Timber	1,456	-	-	1,456
Oil and gas royalties	545	-	-	545
Other	1,401	1,215	-	2,616
Total revenues	35,144	114,275	-	149,419
Expenses
Cost of midstream gas purchased	-	92,154	-	92,154
Coal royalties expense	1,569	-	-	1,569
Other operating	758	6,691	-	7,449
Taxes other than income	300	680	-	980
General and administrative	4,020	4,237	562	8,819
Depreciation, depletion and amortization	8,164	9,453	-	17,617
Total expenses	14,811	113,215	562	128,588

Operating income (loss)	$20,333	$1,060	$(562)	$20,831

Additions to property and equipment and acquisitions	$606	$15,208	$-	$15,814

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Three months ended June 30, 2008

Revenues
Natural gas midstream	$-	$234,797	$-	$234,797
Coal royalties	31,641	-	-	31,641
Coal services	1,841	-	-	1,841
Timber	1,833	-	-	1,833
Oil and gas royalties	1,556	-	-	1,556
Other	2,185	2,652	-	4,837
Total revenues	39,056	237,449	-	276,505
Expenses
Cost of midstream gas purchased	-	202,819	-	202,819
Coal royalties expense	3,397	-	-	3,397
Other operating	505	4,817	-	5,322
Taxes other than income	371	605	-	976
General and administrative	3,274	3,469	562	7,305
Depreciation, depletion and amortization	7,526	5,393	-	12,919
Total expenses	15,073	217,103	562	232,738

Operating income (loss)	$23,983	$20,346	$(562)	$43,767

Additions to property and equipment and acquisitions	$24,641	$92,769	$-	$117,410

PENN VIRGINIA GP HOLDINGS, L.P.
YEAR-TO-DATE SEGMENT INFORMATION - unaudited
(in thousands)

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Six months ended June 30, 2009

Revenues
Natural gas midstream	$-	$230,439	$-	$230,439
Coal royalties	60,627	-	-	60,627
Coal services	3,633	-	-	3,633
Timber	2,773	-	-	2,773
Oil and gas royalties	1,248	-	-	1,248
Other	5,115	2,343	-	7,458
Total revenues	73,396	232,782	-	306,178
Expenses
Cost of midstream gas purchased	-	192,774	-	192,774
Coal royalties expense	2,793	-	-	2,793
Other operating	1,641	13,474	-	15,115
Taxes other than income	725	1,478	-	2,203
General and administrative	7,372	8,481	1,099	16,952
Depreciation, depletion and amortization	15,558	18,562	-	34,120
Total expenses	28,089	234,769	1,099	263,957

Operating income (loss)	$45,307	$(1,987)	$(1,099)	$42,221

Additions to property and equipment and acquisitions	$1,906	$32,214	$-	$34,120

	Coal and Natural Resource Management	Natural Gas Midstream	Other	Consolidated
Six months ended June 30, 2008

Revenues
Natural gas midstream	$-	$359,845	$-	$359,845
Coal royalties	55,603	-	-	55,603
Coal services	3,703	-	-	3,703
Timber	3,417	-	-	3,417
Oil and gas royalties	2,790	-	-	2,790
Other	3,837	4,124	-	7,961
Total revenues	69,350	363,969	-	433,319
Expenses
Cost of midstream gas purchased	-	302,516	-	302,516
Coal royalties expense	5,909	-	-	5,909
Other operating	736	8,867	-	9,603
Taxes other than income	742	1,306	-	2,048
General and administrative	6,459	6,802	1,178	14,439
Depreciation, depletion and amortization	13,939	10,480	-	24,419
Total expenses	27,785	329,971	1,178	358,934

Operating income (loss)	$41,565	$33,998	$(1,178)	$74,385

Additions to property and equipment and acquisitions	$24,689	$110,391	$-	$135,080